Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
July, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  6.85%
      July, 1997  7.16%
      June, 1997  6.77%
      May, 1997  6.64%


Cash Yield                                              21.17%


Investor Charge Offs                                    5.81%


Base Rate                                               8.20%


Over 35 Day Delinquency                                 4.90%


Seller's Interest                                       15.28%


Total Payment Rate                                      10.97%


Total Principal Balance                                $6,029,451,916.58


Investor Participation Amount                          $291,666,666.65


Seller Participation Amount                            $921,118,583.29